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                                                                    Exhibit 23.2

Consent of Independent Auditors


The Board of Directors
Triton PCS, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/KPMG LLP

Philadelphia, Pennsylvania
July 14, 1999